UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2026

LAKESIDE HOLDING LIMITED

(Exact name of registrant as specified in its charter)

Nevada	001-42140	82-1978491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 Thorndale Avenue, Suite A

Itasca, Illinois 60143

(Address of Principal Executive Offices and Zip Code)

(224) 446-9048

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 12, 2026, Lakeside Holding Limited (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”) to discuss and approve the proposals listed below, which were also provided to the stockholders enclosed in that certain proxy statement. Holders of 32,059,606 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) were present in person or by proxy at the Annual Meeting, representing 93.12% of the total outstanding shares of Common Stock and therefore constituting a quorum of more than a majority of the shares outstanding and entitled to vote at the Annual Meeting as of January 5, 2026, the record date.

The final voting results for the matters submitted to a vote of stockholders at the Special Meeting are as follows. There were no Broker non-votes in this Annual Meeting.

1.	A proposal to elect directors to hold office until the Company’s 2027 Annual meeting of stockholders and until their respective successors have been duly elected and qualified:

Director’s Name	Votes For	Votes Abstentions / Withheld
Yang Li	26,357,535	5,702,071
Long (Leo) Yi	26,357,535	5,702,071
Zhengyi (Janice) Fang	26,357,535	5,702,071
Xiaoou Li	26,357,532	5,702,074
Aik Siang Goh	26,357,532	5,702,074

Pursuant to the foregoing votes, five directors to hold office until the Company’s 2027 Annual meeting of stockholders and until their respective successors have been duly elected and qualified was duly approved and adopted.

2.	A proposal to approve an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”) to increase the authorized shares of Common Stock to 2,000,000,000 shares:

Votes For	Votes Abstentions / Withheld
26,244,925	5,814,681

Pursuant to the foregoing votes, an amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”) to increase the authorized shares of Common Stock to 2,000,000,000 shares was duly approved and adopted.

3.	A proposal to approve an amendment to the Company’s Articles of Incorporation to authorize 1,000,000,000 shares of “blank check” preferred stock:

Votes For	Votes Abstentions / Withheld
26,244,925	5,814,681

Pursuant to the foregoing votes, an amendment to the Company’s Articles of Incorporation to authorize 1,000,000,000 shares of “blank check” preferred stock was duly approved and adopted.

4.	A proposal to approve an amendment to the Company’s Articles of Incorporation to amend the voting thresholds required for stockholder proposals, so that such amendments will not require an affirmative vote of the holders of at least a majority of the voting power of the then outstanding shares of capital stock entitled to vote thereon (Voting Threshold):

Votes For	Votes Abstentions / Withheld
26,246,325	5,813,281

Pursuant to the foregoing votes, an amendment to the voting thresholds required for stockholder proposals was duly approved and adopted.

5.	A proposal to ratify the issuance of 5,600,000 shares of common stock in a private placement transaction in December 2025 :

Votes For	Votes Abstentions / Withheld
26,310,721	5,748,885

Pursuant to the foregoing votes, a proposal to ratify the issuance of 5,600,000 shares of common stock was duly approved and adopted.

6.	A proposal to approve the sale of 100% of the issued and outstanding shares of American Bear Logistics Corp:

Votes For	Votes Abstentions / Withheld
26,289,804	5,769,802

Pursuant to the foregoing votes, the sale of 100% of the issued and outstanding shares of American Bear Logistics Corp was duly approved and adopted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKESIDE HOLDING LIMITED

Date: February 18, 2026	By:	/s/ Long Yi
	Name:	Long Yi
	Title:	Chief Financial Officer

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